                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            Tyler Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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
[TYLER TECHNOLOGIES, INC. LOGO]


                                                                     May 7, 2001



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Tyler Technologies, Inc. to be held on Tuesday, June 5, 2001, at the Park Cities Hilton Hotel, 5954 Luther Lane, Dallas, Texas, commencing at 10:00 a.m. At this meeting you will be asked to elect seven directors for the ensuing year.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to sign, date, and return the enclosed proxy at your earliest convenience.

                                                  Yours very truly,

                                                  /s/ LOUIS A WATERS

                                                  LOUIS A. WATERS
                                                  Chairman of the Board

                            TYLER TECHNOLOGIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 5, 2001


To the Stockholders of
          TYLER TECHNOLOGIES, INC.:

     Tyler Technologies, Inc. ("Tyler" or the "Company") will hold its annual meeting of stockholders (the "Annual Meeting") at the Park Cities Hilton Hotel, 5954 Luther Lane, Dallas, Texas, on Tuesday, June 5, 2001, at 10:00 a.m., Dallas time, for the following purposes:

     (1) to elect seven directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

     (2) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company, 2800 W. Mockingbird Lane, Dallas, Texas 75235, for the ten day period immediately before the Annual Meeting.

     PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. No postage is required if the proxy card is mailed in the United States. Prompt response by our stockholders will reduce the time and expense of solicitation.

     The enclosed 2000 Annual Report does not form any part of the proxy solicitation material.

                                        By Order of the Board of Directors

                                        /s/ H. LYNN MOORE, JR.

                                                 H. Lynn Moore, Jr.
                                        Vice President, General Counsel, and
                                                      Secretary


Dallas, Texas
May 7, 2001

                               THE ANNUAL MEETING

PLACE, DATE, AND TIME

     The Annual Meeting will be held at the Park Cities Hilton Hotel, 5954 Luther Lane, Dallas, Texas on Tuesday, June 5, 2001, at 10:00 a.m., Dallas time.

MATTERS TO BE CONSIDERED

     At the Annual Meeting, the stockholders of Tyler will be asked to consider and vote upon proposals to (i) elect a board of directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; and (ii) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Proposal One - Election of Directors

     At the Annual Meeting, the stockholders of the Company will be asked to elect a board of seven directors. The nominees for director are Ben T. Morris, Ulrich Otto, G. Stuart Reeves, Glenn A. Smith, Louis A. Waters, John D. Woolf and John M. Yeaman. Messrs. Waters and Yeaman currently serve on the Company's Board of Directors (the "Tyler Board"). For more information regarding the nominees for director to the Tyler Board, see "Tyler Management - Directors, Nominees for Director, and Executive Officers."

     Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the seven nominees for the Tyler Board as described herein. The proxies cannot be voted for more than seven nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Tyler Board may select. Stockholders may withhold authority to vote for any nominee by entering the name of such nominee in the space provided for such purpose on the proxy card.

          THE TYLER BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

RECORD DATE AND VOTING

     Only holders of record of Common Stock on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. There were issued and outstanding 47,179,371 shares of Common Stock on the Record Date. Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of Tyler on the Record Date on any matter submitted to a vote of the Company's stockholders. The presence, in person or by proxy, of holders of record of a majority of the shares entitled to vote constitutes a quorum for action at the Annual Meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders to determine total number of votes cast. Abstentions are not counted as votes for or against any proposal. Broker nonvotes are not counted as votes cast for purposes of determining whether a proposal has been approved.

VOTE REQUIRED

     The affirmative vote of the holders of shares of Common Stock, having a plurality of the voting power of the Company, in person or by proxy, is required to elect directors.

PROXY SOLICITATION, REVOCATION, AND EXPENSE

     The accompanying proxy is being solicited on behalf of the Tyler Board. All proxies that are properly completed, signed, and returned prior to the Annual Meeting will be voted as indicated on the proxy. If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the stockholder signing it, either by (i) filing a written notice of revocation received by the person or persons named therein,
(ii) the stockholder attending the Annual Meeting and voting the shares covered thereby in person, or (iii) delivering another duly executed proxy dated subsequent to the date thereof to the addressee named in the enclosed proxy.

     Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of each of the proposals considered and of each of the nominees for director named therein.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the proxy. In addition to use of the mail, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. The Company may also engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The Company estimates that the fee of any such firm will not exceed $5,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                TYLER MANAGEMENT

DIRECTORS, NOMINEES FOR DIRECTOR, AND EXECUTIVE OFFICERS

     The following is a brief description of each director, nominee for director, and executive officer of the Company. Directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Executive officers are elected by the Tyler Board at its annual meeting and hold office until its next annual meeting or until their successors are elected and qualified.

Directors, Nominees for Director, and Executive Officers of Tyler

Name / Age                          Present Position                                        Served Since
----------                          ----------------                                        ------------

Louis A. Waters, 62                 Co-Chief Executive Officer                                      2000
                                    Chairman of the Board                                           1997
John M. Yeaman, 60                  Co-Chief Executive Officer                                      2000
                                    President                                                       1998
                                    Director                                                        1999
Ernest H. Lorch, 68                 Director                                                        1993
William D. Oates, 60                Director                                                        1998
Ben T. Morris, 55                   Nominee for Director                                              --
Ulrich Otto, 51                     Nominee for Director                                              --
G. Stuart Reeves, 61                Nominee for Director                                              --
Glenn A. Smith, 47                  Nominee for Director                                              --
John D. Woolf, 56                   Nominee for Director                                              --
Theodore L. Bathurst, 51            Vice President and Chief Financial Officer                      1998
Brian K. Miller, 42                 Vice President - Finance                                        1999
                                    Treasurer                                                       1997
H. Lynn Moore, Jr., 33              Vice President and Secretary                                    2000
                                    General Counsel                                                 1998

Business Experience of Directors, Nominees for Director, and Executive Officers

     Louis A. Waters has been Chairman of the Board of the Company since October 1997, after being elected director of the Company in August 1997. In March 2000, Mr. Waters was also elected Co-Chief Executive Officer of the Company. Mr. Waters is currently a member of the Executive Committee and the Compensation Committee of the Tyler Board. Mr. Waters was the founding Chairman of the Board and Chief Executive Officer of Browning-Ferris Industries, Inc. ("BFI"). He recently directed BFI's international activities, serving as Chairman and Chief Executive Officer of BFI International, Inc. from

1991 to March 1997, at which time he retired from full-time employment with BFI. From 1988 to March 1997, Mr. Waters was Chairman of the BFI Finance Committee, and from 1980 through 1988, he was Chairman of the BFI Executive Committee. Mr. Waters also served as Chairman of the Board and Chief Executive Officer of BFI from 1969 through 1980. Mr. Waters is also a director of Team, Inc.

     John M. Yeaman is President and Co-Chief Executive Officer of the Company, a position he has held since March 2000. From December 1998 until March 2000, Mr. Yeaman was President and Chief Executive Officer of the Company. Mr. Yeaman was elected to the Tyler Board in February 1999. Mr. Yeaman was previously employed by Electronic Data Systems Corporation ("EDS"), where he served as the director of a worldwide Strategic Support Unit managing $2 billion in real estate assets. Prior to that position, Mr. Yeaman had been associated with EDS as a service provider since 1980. Mr. Yeaman began his career with Eastman Kodak Company. Mr. Yeaman also serves on the Board of Directors of Park Cities Bank in Dallas, Texas.

     Ernest H. Lorch was elected to the Tyler Board in October 1993, and he currently serves as a member of the Compensation Committee and as Chairman of the Audit Committee of the Tyler Board. Mr. Lorch is counsel to the law firm of Whitman Breed Abbott & Morgan LLP, a position he has held since December 1992. Mr. Lorch retired as Chairman of the Board and Chief Executive Officer of Dyson-Kissner-Moran Corporation ("DKM"), a private investment company, in December 1992, a position he held since January 1990. Mr. Lorch was President and Chief Operating Officer of DKM from June 1984 to January 1990. He was also Senior Chairman of the Board of Varlen Corporation until 1999 when Varlen was acquired by a third party.

     William D. Oates has been a director of the Company since 1998 and is a member of the Executive Committee of the Tyler Board. Since August 2000, Mr. Oates has served as Chairman of the Board, President, and Chief Executive Officer of eiStream, Inc., a holding company with subsidiaries that are engaged in the business of providing software systems and solutions in the areas of document management, imaging, and workflow. Mr. Oates was appointed director of the Company in February 1998 following the Company's acquisition of Business Resources Corporation, a former affiliate of the Company. Mr. Oates served as President of Resources from 1993 until September 1998. From 1987 through 1994, Mr. Oates acquired or formed and served as President or principal executive officer of American Title Company, Austin Title Company, Commercial Abstract and Title Company, and other title insurance agencies in Texas, as well as a title insurance underwriting company.

     Ben T. Morris has been nominated by the Tyler Board to serve as a director of the Company in 2001. In 1987, Mr. Morris co-founded Sanders Morris Harris ("SMH"), a full service investment banking, money management, and principal investor organization based in Houston, Texas, where he has served as its President and Chief Executive Officer since 1996, and from 1987 to 1996, he served as its Executive Vice President & Director of Investment Banking. From 1980 to 1986, Mr. Morris served as Chief Operating Officer of Tatham Corporation, a corporation principally engaged in the transportation and marketing of natural gas. From 1973 to 1980, Mr. Morris served in various executive capacities, including President and Chief Financial Officer, of Mid American Oil and Gas Inc., a company engaged in the business of oil and gas exploration and transportation. Prior to 1973, Mr. Morris was an accountant with Price Waterhouse & Co. Mr. Morris also serves as a director of Pinnacle Global Group, the parent corporation of SMH, Capital Title Group, and American Equity Investment Life Holding Company. Mr. Morris is a certified public accountant.

     Ulrich Otto has been nominated by the Tyler Board to serve as a director of the Company in 2001. Since 1997, Mr. Otto has been Chairman of the Board and Chief Executive Officer of Otto Holding, B.V. ("Otto Holding"), an international diversified holding company based in the Netherlands with subsidiaries devoted to the waste container systems business, which maintain an active presence in over 30 countries; venture capital transactions, including investments in software companies, with offices located in Paris, France, Tel Aviv, Israel, and Singapore; and corporate finance, also with offices in Paris, France and Singapore. Since 1990, Mr. Otto has also served as Chairman of the Board and Chief Executive Officer of Otto Holding International B.V., also an international diversified holding company based in Germany with similar business lines as Otto Holding. Since 1980, Mr. Otto has served as Managing Partner of Gebr. Otto KG, Koln, Germany. During the past fifteen years, Mr. Otto has also held positions with various international councils, associations, supervisory boards, and management boards, some of which include Vice Chairman of the Supervisory Board of Interseroh AG, Koln, Germany, from 1993 to 2000; Vice Chairman of the Bundesverband der Deutschen Entsorgungswirtchaft e.V., Koln, Germany, from 1992 to 1996 and in which he was a member of the Managing Board of Directors from 1996 to 1999; member of the Board of Directors of BFI from 1994 to 1997; Vice Chairman of the Federation Europeenne des Activites du Dechet, Brussells, Belgium from 1996 to 1998; member of the General Assembly and Foreign Trade Committee of the Chamber of Industry and Commerce, Koln, Germany, from 1992 to 1999 and in which he was Chairman from 1996 to 1999; member of the Central and Management Committee of the Chamber of Industry and Commerce, Koln, Germany, from 1996 to 1999; member of the Council of INSEAD, Hamburg, Germany, since 1995; and member of the Land Advisory Board Northrhine-Westfalia of Commerzbank AG, Dusseldorf, Germany, since 1985. Mr. Otto also holds a law degree.

     G. Stuart Reeves has been nominated by the Tyler Board to serve as a director of the Company in 2001. From 1967 to 1999, Mr. Reeves worked for Electronic Data Systems Corporation ("EDS"), a professional services company that offers its clients a portfolio of related systems worldwide within the broad categories of systems and technology services, business process management, management consulting, and electronic business. During his 32 years of service for EDS, Mr. Reeves held a variety of positions, including Executive Vice President, North and South America, from 1996 to 1999; Senior Vice President, Europe, Middle East, and Africa, from 1990 to 1996; Senior Vice President, Government Services Group, from 1988 to 1990; Corporate Vice President, Human Resources, from 1984 to 1988; Corporate Vice President, Financial Services Division, from 1979 to 1984; Project Sales Team Manager, from 1974 to 1979; and Systems Engineer and Sales Executive, from 1967 to 1974. Mr. Reeves also served on the EDS Board of Directors from 1988 until 1996. Mr. Reeves retired from EDS in 1999. Mr. Reeves also serves on the Board of Governors of Oklahoma State University Foundation and the Board of Directors of Park Cities Bank.

     Glenn A. Smith has been nominated by the Tyler Board to serve as a director of the Company in 2001. Mr. Smith currently serves as President of The Software Group, Inc. ("TSG"), a principal subsidiary of the Company that was co-founded by Mr. Smith in 1981 and acquired by the Company in 1998. TSG develops and markets a wide range of software products and related services for county governments, with a focus on integrated judicial management and law enforcement systems. Prior to founding TSG, Mr. Smith was employed at Distributed Data Systems of Raleigh, North Carolina, in a software development project management capacity and, prior to that, at Texas Instruments Incorporated in Dallas, Texas as a software developer.

     John D. Woolf has been nominated by the Tyler Board to serve as a director of the Company in 2001. Since August 2000, Mr. Woolf has served as a director and as Executive Vice President and Chief Financial Officer of eiStream, Inc., a holding company with subsidiaries that are engaged in the business of providing software systems and solutions in the areas of document management, imaging, and workflow. From December 1999 until August 2000, Mr. Woolf served as Senior Vice President -- Administration of the Company. From 1994 until December 2000, Mr. Woolf also served as Executive Vice President and Chief Financial Officer of Business Resources Corporation, a former affiliate of the Company. From 1987 to 1994, Mr. Woolf served as a director and as Executive Vice President and Chief Financial Officer of American Title. Mr. Woolf is a certified public accountant.

     Theodore L. Bathurst has been Vice President and Chief Financial Officer of the Company since October 1998. Mr. Bathurst was previously an audit partner in the Dallas office of KPMG Peat Marwick LLP ("KPMG"), where he served as engagement partner on the accounts of a variety of information, communications, and high technology companies. Mr. Bathurst was also designated by KPMG as a Securities and Exchange Commission ("SEC") partner responsible for the review of filings made by public companies with the SEC. Mr. Bathurst, a certified public accountant, serves as a board member of the Texas Society of CPAs.

     Brian K. Miller has been Vice President - Finance and Treasurer of the Company since May 1999 and was Vice President - Chief Accounting Officer and Treasurer of the Company from December 1997 to April 1999. From June 1986 through December 1997, Mr. Miller held various senior financial management positions at Metro Airlines, Inc. ("Metro"), a regional airline holding company. Mr. Miller was Chief Financial Officer of Metro from May 1991 to December 1997 and also held the office of President of Metro from January 1993 to December 1997. From March 1994 to November 1995, Mr. Miller also held the position of Vice President and Chief Financial Officer of Lone Star Airlines, a regional airline. Mr. Miller is a certified public accountant.

     H. Lynn Moore, Jr. has been General Counsel of the Company since September 1998 and has been Vice President and Secretary of the Company since October 2000. From August 1992 to August 1998, Mr. Moore was associated with the law firm of Hughes & Luce, L.L.P. in Dallas, Texas where he represented numerous publicly-held and privately-owned entities in various corporate and securities, finance, litigation, and other legal related matters.

COMMITTEES AND MEETINGS OF THE TYLER BOARD

     The business of the Company is managed under the Tyler Board. The Tyler Board meets periodically during the fiscal year to review significant developments affecting the Company and to act on matters requiring Tyler Board approval. The Tyler Board met eleven times during 2000. Each member of the Tyler Board participated in at least 75% of all Tyler Board and committee meetings held during 2000 that he served as a director and/or committee member.

     The Tyler Board has established an Audit Committee, Compensation Committee, and Executive Committee to devote attention to specific subjects and to assist the Tyler Board in the discharge of its responsibilities. The functions of these committees are described below. The Company has no nominating committee; instead, the entire Tyler Board is responsible for selecting nominees for election as directors and executive officers.

     Audit Committee. During 2000, the Audit Committee was comprised of Ernest
H. Lorch and Frederick R. Meyer, each of whom is "independent" as defined by the New York Stock Exchange Listing Standards. The Audit Committee's duties include considering the independence of the independent auditors before the Company engages them; reviewing with the independent auditors the fee, scope, and timing of the audit; reviewing the completed audit with the independent auditors regarding any significant accounting adjustments, recommendations for improving internal controls, appropriateness of accounting policies, appropriateness of accounting and disclosure decisions with respect to significant unusual transactions or material obligations and significant findings during the audit; reviewing the Company's financial statements and related regulatory filings with the independent auditors; and meeting periodically with the Company's management to discuss internal accounting and financial controls. The Audit Committee met six times during 2000. On May 11, 2000, the Tyler Board adopted the Tyler Audit Committee Charter, which is attached hereto as Appendix A. Immediately following the Annual Meeting, the Tyler Board intends to appoint a minimum of three of its "independent" directors to the Audit Committee for 2001. For more information on the Audit Committee's activities during 2000, see "Report of the Audit Committee."

     Compensation Committee. During 2000, the Compensation Committee was comprised of Ernest H. Lorch and Louis A. Waters. The Compensation Committee has final authority on all executive compensation and periodically reviews compensation, employee benefit plans, and other benefits paid to or provided for officers and directors of the Company. The Compensation Committee also approves annual salaries and bonuses for Company officers to ensure that the recommended salaries and bonuses are not unreasonable. The Compensation Committee met once during 2000.

     Executive Committee. During 2000, the Executive Committee was comprised of William D. Oates (Chairman), C.A. Rundell, Jr., and Louis A. Waters. The Executive Committee has authority, as delegated by the Tyler Board, to act for the Tyler Board, but may not commit the Company to an expenditure in excess of $10,000,000 without full Tyler Board approval. The Executive Committee meets periodically throughout the year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file with the SEC and New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC. Based solely on the Company's review of the copies of such forms it has received during the year, the Company believes that during the year ended December 31, 2000, all the Company's directors, officers, and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of April 6, 2001 by (i) each of the "Named Executive Officers" (as defined in Regulation S-K of the Securities Act of 1933, as amended), (ii) each director or nominee for director of the Company, (iii) each beneficial owner of more than 5% of the outstanding shares of Common Stock, and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner(1)                             Amount and Nature of Ownership        Percent of Class (2)(3)
---------------------------------------                             ------------------------------        -----------------------

William D. Oates                                                              6,220,374(4)                          13.18%
     2911 Turtle Creek Blvd., Suite 1100
     Dallas, Texas 75219

Ulrich Otto                                                                   3,866,378(5)                           8.20%

Louis A. Waters                                                               2,509,900(6)                           5.10%

Glenn A. Smith                                                                  927,571                              1.97%

John M. Yeaman                                                                  548,850(7)                           1.16%

Ben T. Morris                                                                   389,980(8)                              *

John P. Harvell                                                                 220,000                                 *

John D. Woolf                                                                   150,000                                 *

Theodore L. Bathurst                                                            125,000(9)                              *

H. Lynn Moore, Jr                                                                76,000(10)                             *

G. Stuart Reeves                                                                 65,000                                 *

Ernest H. Lorch                                                                  65,000(11)                             *

Brian K. Miller                                                                  56,000(12)                             *

Directors, nominees, and executive officers as a group (13 persons)          15,220,053(13)                         30.53%

----------

*        Less than one percent of the outstanding Common Stock

(1) Unless otherwise noted herein, the address of each beneficial owner is the address of the Company's principal place of business located at 2800 W. Mockingbird Lane, Dallas, Texas 75235.

(2) Reported in accordance with the beneficial ownership rules of the SEC. Unless otherwise noted, the stockholders listed in the table have both sole voting power and sole investment power with respect to such shares, subject to community property laws where applicable and the information contained in the other footnotes to the table.

(3) Based on 47,179,371 shares of Common Stock issued and outstanding at April 6, 2001. Each owner's percentage is calculated by dividing (a) the number of shares beneficially held by such owner by (b) the sum of
         (i) 47,179,371 plus (ii) the number of shares such owner has the right to acquire within sixty days.

(4) Includes beneficial ownership of 1,600,000 shares of Common Stock over which Mr. Oates has sole voting power, but no investment power, pursuant to collateral pledge agreements securing payment for the sale of such shares.

(5) Includes beneficial ownership of 3,383,600 shares of Common Stock held in various investment entities in which Mr. Otto has sole voting and investment power.

(6) Includes beneficial ownership of 2,000,000 shares of Common Stock subject to a warrant issued to Richmond Partners, Ltd. at an exercise price of $2.50 per share. Mr. Waters is the sole general partner of Richmond and deemed the beneficial owner of these shares.

(7) Includes beneficial ownership of 125,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to the Tyler Technologies, Inc. Stock Option Plan (the "Tyler Option Plan") that are exercisable within sixty days and 7,300 shares of Common Stock owned by a foundation in which Mr. Yeaman is deemed to have shared voting power.

(8) Includes beneficial ownership of 333,380 shares of Common Stock subject to a warrant issued to SMH, of which Mr. Morris is President and Chief Executive Officer and is therefore deemed to have investment power over the shares.

(9) Includes beneficial ownership of 115,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to the Tyler Option Plan that are exercisable within sixty days.

(10) Includes beneficial ownership of 26,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to the Tyler Option Plan that are exercisable within sixty days.

(11) Includes beneficial ownership of 15,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to the Tyler Option Plan that are exercisable within sixty days.

(12) Includes beneficial ownership of 55,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to the Tyler Option Plan that are exercisable within sixty days.

(13) Includes 2,333,380 shares of Common Stock subject to warrants, 336,000 shares of Common Stock that are issuable upon the exercise of stock options granted pursuant to the Tyler Option Plan that are exercisable within sixty days, and 4,990,900 shares of Common Stock held in investment entities, foundations, and other arrangements in which named persons have sole or shared voting and/or investment power.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid for all services rendered to the Company and its subsidiaries in all capacities during fiscal years 2000, 1999, and 1998 by the Company's "Named Executive Officers" (as defined in Regulation S-K of the Securities Act of 1933, as amended) whose total annual salary and bonus earned during fiscal year 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                   LONG-TERM COMPENSATION AWARDS
                                    ----------------------------------------------    -----------------------------
                                                                         OTHER                           SECURITIES
                                                                         ANNUAL       RESTRICTED         UNDERLYING
NAME AND PRINCIPAL                                                       COMPEN-        STOCK             OPTIONS/      ALL OTHER
     POSITION              YEAR       SALARY            BONUS           SATION(1)       AWARDS              SARS       COMPENSATION
------------------         ----     ----------        ----------        ----------    ----------         ----------    ------------

Louis A. Waters            2000     $  233,077(2)     $       --        $       --    $       --         $       --     $       --
  Chairman and Co-         1999             --                --                --            --                 --             --
  Chief Executive          1998             --                --                --            --                 --             --
  Officer

John M. Yeaman             2000        225,000                --                --            --                 --             --
  President and            1999        225,000           200,000                --            --             25,000             --
  Co-Chief Executive       1998         76,302(3)        100,000                --            --            250,000             --
  Officer

Theodore L. Bathurst       2000        252,400                --                --            --                 --             --
  Vice President and       1999        252,400           125,000                --            --             15,000             --
  Chief Financial          1998         57,841(4)         40,000                --            --            250,000             --
  Officer

John P. Harvell            2000        180,000           150,000(6)             --       168,750(7)              --             --
  Vice President -         1999        156,923            90,000                --            --             15,000             --
  Chief Technology         1998        120,000            50,000                --            --                 --             --
  Officer(5)

H. Lynn Moore, Jr          2000        120,000            80,000                --            --                 --             --
  Vice President,          1999        120,000            90,000                --            --             10,000             --
  General Counsel,         1998         40,000(3)         30,000                --            --             40,000             --
  and Secretary

Brian K. Miller            2000        162,400             8,500                --            --                 --             --
  Vice President -         1999        149,908            81,200                --            --             25,000             --
  Finance                  1998        140,000            35,000                --            --                 --             --


----------

(1) Certain of the Company's executive officers receive personal benefits in addition to salary. The aggregate amount of the personal benefits, however, does not exceed the lesser of $50,000 or 10% of the total annual salary for the named executive officer and therefore has been omitted.

(2)  Mr. Waters was elected Co-Chief Executive Officer in March 2000.

(3)  Employment commenced in September 1998.

(4)  Employment commenced in October 1998.

(5) Resigned from the Company effective December 2000 upon consummation of the sale of the Company's operating unit Business Resources Corporation ("BRC") to Affiliated Computer Services, Inc. ("ACS").

(6) Bonus compensation relates to services provided to the Company during 2000 and for services provided in connection with the sale of BRC to ACS in December 2000 for $71,000,000.

(7) Restricted shares of Company Common Stock granted in December 2000 for services provided to the Company during 2000 and for services provided in connection with the sale of BRC to ACS in December 2000 for $71,000,000.

         OPTION/SAR EXERCISES DURING 2000 AND YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises during 2000 by each of the "Named Executive Officers" and the value of unexercised options at December 31, 2000:


                                                                                             VALUE OF UNEXERCISED
                                                                    NUMBER OF                    IN-THE-MONEY
                                                             UNEXERCISED OPTIONS/SARS AT        OPTIONS/SARS AT
                                 NUMBER OF                       DECEMBER 31, 2000            DECEMBER 31, 2000(1)
                                   SHARES         VALUE      ---------------------------   -------------------------
           NAME                  EXERCISED       REALIZED     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
           ----                  ----------     ----------   --------------------------    -------------------------

Louis A. Waters ............             --             --                     --                      --
John M. Yeaman .............             --             --      116,667 / 158,333                      --
Theodore L. Bathurst .......          5,000     $    7,187      110,000 / 145,000                      --
John P. Harvell(2) .........             --             --                  --(3)                      --
H. Lynn Moore, Jr ..........             --             --        22,667 / 27,333                      --
Brian K. Miller ............             --             --        46,667 / 28,333                      --

----------

(1)  Amount is based on a year-end market value of $1.69 per share.

(2) Mr. Harvell resigned from the Company in December 2000 in connection with the sale of BRC to ACS.

(3) Pursuant to the Tyler Option Plan, the unvested options of Mr. Harvell were forfeited upon his resignation in December 2000, and his vested and unexercised options (all of which were unexercised) were forfeited 60 days thereafter.

COMPENSATION OF DIRECTORS

     Each non-employee director receives an annual fee of $15,000, plus $1,000 for each Tyler Board meeting and $500 for each committee meeting attended.

       The Tyler Board further approved discretionary grants of stock options to non-employee directors of the Tyler Board. On May 11, 2000, the Tyler Board granted options to purchase 20,000 shares of Company Common Stock to Ernest H. Lorch at an exercise price of $4.8125 per share, which options vest in equal installments on the date of grant and on the first and second anniversary of the date of grant. On June 28, 2000, the Tyler Board granted options to purchase 5,000 shares of Company Common Stock to Ernest H. Lorch at an exercise price of $3.1875 per share, which options vest in equal installments on the first, second, and third anniversary of the date of grant.

EMPLOYMENT CONTRACTS

     On October 7, 1998, the Company entered into an employment agreement with Theodore L. Bathurst, which provides that the Company pay Mr. Bathurst for his services as Vice President and Chief Financial Officer of the Company a salary of $250,000. Mr. Bathurst will participate in performance bonus or incentive compensation plans made available to comparable level employees of the Company and its subsidiaries and receive all employee benefits and perquisites normally offered to the executive employees of the Company.

     On December 9, 1998, the Company entered into a five-year employment agreement with H. Lynn Moore, Jr., which provides that the Company pay Mr. Moore for his services as General Counsel of the Company a minimum salary of $120,000 and a minimum bonus of $80,000 per year. Mr. Moore will participate in additional performance bonus or incentive compensation plans made available to comparable level employees of the Company and its subsidiaries and receive all employee benefits and perquisites normally offered to the executive employees of the Company. The agreement provides for a severance payment equal to the amount of compensation due for the remainder of the term of the agreement if he is terminated for any reason other than cause or upon a change in control of the Company.

     In December 1997, the Company entered into an employment agreement with Brian K. Miller, which provides that the Company pay Mr. Miller a salary of $140,000 for his services as Vice President - Finance. In addition, Mr. Miller will participate in performance bonus or incentive compensation plans made available to comparable level employees of the Company and its subsidiaries and receive all employee benefits and prerequisites normally offered to the executive employees of the Company. The agreement also provides for a severance payment equal to one year of his current base salary if he is terminated for any reason other than cause, as specified in the agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Members of the Compensation Committee of the Tyler Board are Ernest H. Lorch and Louis A. Waters. Mr. Waters is Co-Chief Executive Officer of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee, a committee of the Tyler Board, has the responsibility for final approval for all compensation to officers and directors of the Company, including the duty to ensure that compensation paid to executive officers does not exceed reasonable amounts and is based on objective standards. The Compensation Committee approves or disapproves the recommendations of management regarding compensation according to the guidelines set forth below.

     The Company's personnel policy is to employ outstanding management in order to obtain outstanding results. To attract and retain high-level individuals, the Company may pay above-median compensation or provide stock ownership and stock option incentives to its executive officers. From time to time, salaries, bonuses, and other compensation of executive officers are evaluated by reference to nationwide comparisons for the industries in which the Company operates.

     A substantial portion of each executive officer's potential total compensation is in the form of bonuses and options. Annual bonuses vary significantly based on the Company's results and revenue growth, the achievement of strategic objectives of the Company, and each individual's contribution toward that performance.

Chief Executive Officer Compensation

     Louis A. Waters was elected Co-Chief Executive Officer of the Company in March 2000. In 2000, Mr. Waters' cash compensation consisted of a base salary of $300,000 with no bonus. In determining Mr. Waters' cash compensation in 2000, the Compensation Committee considered several factors, including the Company's strategic goal to reduce its outstanding indebtedness, the Company's decision to exit the information and property records services segment of its business, the Company's decision to focus its core business on its software systems and services segment, Mr. Waters' contributions to the achievement of these strategic initiatives, and the levels of compensation of chief executive officers of companies of similar size in similar industries.

     John M. Yeaman was elected President and Chief Executive Officer of the Company in December 1998, and in March 2000, Mr. Yeaman shared his Co-Chief Executive Officer duties with Mr. Waters. In 2000, Mr. Yeaman's cash compensation consisted of a base salary of $225,000 with no bonus. In determining Mr. Yeaman's cash compensation in 2000, the Compensation Committee considered several factors, including the Company's strategic goal to reduce its outstanding indebtedness, the Company's decision to exit the information and property records services segment of its business, the Company's decision to focus its core business on its software systems and services segment, Mr. Yeaman's contributions to the achievement of these strategic initiatives, and the levels of compensation of chief executive officers of companies of similar size in similar industries.

         This report is submitted by the Compensation Committee.

                  Ernest H. Lorch
                  Louis A. Waters

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Tyler Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non audit services with the auditors' independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee met six times during 2000.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Tyler Board (and the Tyler Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee

              Ernest H. Lorch, Chairman
              Frederick R. Meyer

STOCK PERFORMANCE CHART

     The following chart compares the return on the Company's Common Stock for the last five years with the Standard and Poors ("S&P") 500 Index and a Peer Group Index which is comprised of companies with similar market capitalization of approximately $50 million. A list of the Companies included in the Peer Group Index is located at Appendix B. Prior to 1998, the Company was a diversely based enterprise selling products and services through a few distinctly different operating companies. In 2000, the Company adopted a formal plan to dispose of its businesses and assets related to its information and property records services segment and to focus the Company's resources on its software systems and services segment and to reduce debt. The Company believes the Peer Group Index is more representative of its current strategy and prior history. The comparison assumes $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends and distributions.

                           [STOCK PERFORMANCE CHART]


                                        BASE                                     YEARS ENDING
                                       PERIOD       ----------------------------------------------------------------------
COMPANY NAME / INDEX                    1995           1996           1997           1998           1999           2000
--------------------                 ----------     ----------     ----------     ----------     ----------     ----------
TYLER TECHNOLOGIES INC                      100          68.18         200.00         222.73         200.00          61.38
S&P 500 INDEX                               100         122.96         163.98         210.85         255.21         231.98
PEER GROUP                                  100         105.98          88.04          72.29          74.91          19.31

                              CERTAIN TRANSACTIONS

     On September 29, 2000, the Company sold for cash certain net assets of Kofile, Inc. ("Kofile") and another subsidiary, the Company's interest in a certain intangible work product, and a building and related building improvements to investment entities beneficially owned by William D. Oates, a principal shareholder who was also a director and Chairman of the Executive Committee of the Company at the time of the sale. The Kofile sale was consistent with the Company's decision to exit the information and property records services segment of its business, focus the Company's resources on its software systems and services segment of its business, and to reduce the Company's debt. The cash sale price was $14.4 million, which was determined after lengthy negotiations between Mr. Oates and the Tyler Board. The Company received an opinion from an investment banker that the cash sale price was fair to the Company from a financial point of view.

     Periodically during 2000, the Company leased a private airplane owned by William D. Oates, a former director of the Company, for business related trips, for which payments aggregated approximately $325,000.

                              STOCKHOLDER PROPOSALS

     Any proposals that stockholders of the Company desire to have presented at the 2002 annual meeting of stockholders must be received by the Company at its principal executive offices not later than February 1, 2002.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP acted as the Company's independent auditors for 2000. Fees for the fiscal year 2000 annual audit were $412,000 and all other fees were $215,000, including audit related services of $153,000 and non audit services of $62,000. Audit related services generally include fees for business acquisitions and/or dispositions, accounting consultations, SEC filings, and audit of the Company's employee benefit plan.

     One or more representatives of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions from stockholders. The Audit Committee has not yet appointed the independent auditors for 2001.


                                        By Order of the Board of Directors,

                                        /s/ H. LYNN MOORE, JR.

                                                H. Lynn Moore, Jr.
                                         Vice President, General Counsel,
                                                   and Secretary

Dallas, Texas

May 7, 2001

APPENDIX A

                            TYLER TECHNOLOGIES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


                               STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (if any), the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

The Audit Committee fulfills its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The audit committee's primary duties and responsibilities are to:

     [ ] Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     [ ] Review and appraise the audit efforts of the Corporation's independent accountants.

     [ ] Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated below.

                                   COMPOSITION

By June 14, 2001, the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship with management of the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the committee may designate a Chair by majority vote of the full Committee membership.

                                    MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, shall review telephonically or in person, the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                     RESPONSIBILITIES, PROCESSES, AND DUTIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

To fulfill its responsibilities and duties the Audit Committee shall:

                            DOCUMENTS/REPORTS REVIEW

          1. Review and update this Charter periodically, at least annually, as conditions dictate.

          2. Review the Company's annual financial statements and any other significant reports submitted to the Securities and Exchange Commission and the New York Stock Exchange.

          3. Review with financial management and the independent accountants the Form 10-Q and Form 10-K prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of the review of the Form 10-Q.

                             INDEPENDENT ACCOUNTANTS

          4. Recommend to the Board of Directors on an annual basis the selection of the independent accountants.

          5. Provide a clear understanding to management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

          6. Discuss with the independent auditors on an annual basis their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

          7. Discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

          8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

                          FINANCIAL REPORTING PROCESSES

          9. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

          10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

          11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

                               PROCESS IMPROVEMENT

          12. Establish regular and separate systems of reporting to the Audit Committee by management and by the independent accountants regarding any significant judgments made in management preparation of the financial statements and the view of each as to appropriateness of such judgments.

          13. Following completion of the annual audit, review separately with management and with the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                          ETHICAL AND LEGAL COMPLIANCE

          16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          17. Ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

          18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

          19. Review, with the organization's counsel, any legal matter that could have a significant impact on the Company's financial statements.

          20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX B


PEER GROUP INDEX


ADVANCED POLYMER SYSTEMS
AFTERMARKET TECHNOLOGY CORP
AMERICA FIRST APT INVESTORS
APPLIED SIGNAL TECHNOLOGY
APPLIEDTHEORY CORP
AT PLASTICS INC
ATTUNITY LTD
AVITAR INC
BANK OF THE OZARKS INC
BAR HARBOR BANKSHARES
BIOJECT MEDICAL TECHNOL
BITWISE DESIGNS INC
BRIGHT STATION PLC-ADR
CAGLE'S INC-CLA
CANTEL MEDICAL CORP-CLB
CAPITAL CROSSING BANK
CAPITAL SENIOR LIVING CORP
CASCADE FINL CORP
CASTLE ENERGY CORP
CFM TECHNOLOGIES INC
CHAPARRAL RESOURCES INC
CHART HOUSE ENTERPRISES INC
CHATTEM INC
CLICKSOFTWARE TECHNOLOGIES LTD
CNB FLORIDA BANCSHARES INC
COLONIAL INSD MUN FD
COMPUTER MOTION INC
CORNELL COMPANIES INC
COVEST BANCSHARES INC
CRIIMI MAE INC
CYRK INC
DAN RIVER INC-CLA
DAXOR CORP
DECKERS OUTDOOR CORP
DELTA NATURAL GAS CO INC
E MEDSOFT.COM
EASTERN CO
EATON VANCE FL MUNI INC TR
ECONNECT
EDUTREK INTERNATIONAL INC-CLA
EMERGING MARKETS INCOME FD INC
ENCHIRA BIOTECHNOLOGY CORP
EPRISE CORP

FINANCIAL INDS CORP
FLORIDA PUBLIC UTILITIES CO
FNB FINANCIAL SERVICES CORP
FRANKLIN MULTI-INCOME TR
FUSION MED TECHNOLOGIES INC
GASTON FED BANCORP INC
GLOBAL VACATION GROUP INC
GLOBAL-TECH APPLIANCES INC
HAWK CORP
HEI INC
HISPANIC TV NETWORK INC
HOLLYWOOD ENTMT CORP
HOME STAKE OIL & GAS CO
HUNT CORP
INTERPHASE CORP
JOHNSON OUTDOORS INC-CLA
JPS INDUSTRIES INC
KVH INDUSTRIES INC
LANDEC CORP
LARSCOM INC-CLA
LASER MORTGAGE MGT INC
LAWRENCE SAVINGS BANK MA
LEAP TECHNOLOGY INC
MACATAWA BANK CORP
MAGIC SOFTWARE ENTERPRISES
MARINE PETROLEUM TRUST
MARKETWATCH.COM INC
MARTEN TRANSPORT LTD
MARVEL ENTERPRISES-CLA
MATRIX BANCORP INC
MATRIX SERVICE CO
MAXX PETROLEUM LTD
MEDIX RESOURCES INC
MFN FINANCIAL CORP
MICRO THERAPEUTICS INC
MICROCIDE PHARMACEUTICALS
MOMENTUM BUSINESS APPS INC
MPHASE TECHNOLOGIES INC
MUNIHOLDINGS FLA INSD FD V
MUNIHOLDINGS MICH INSD FD II
MYPOINTS.COM INC
NASTECH PHARMACEUTICAL
NATIONAL STEEL CORP-CLB
NATIONS BALANCD TARGT MAT FD
NEOGEN CORP
NEOTHERAPEUTICS INC
NESS ENERGY INTL INC
NETERGY NETWORKS INC
NETWORK COMMERCE INC
NEWMIL BANCORP INC

NORTHPOINT COMMUNICATIONS GP
NORTHWEST PIPE CO
OBIE MEDIA CORP
OEC COMPRESSION CORP
OREGON TRAIL FINANCIAL CORP
OWENS CORNING
PENNSYLVANIA COMM BANCORP
PETRIE STORES LIQUIDATION TR
PROFESSIONAL STAFF PLC  -ADR
PROGRESSIVE RETURN FUND INC
PUTNAM INV GRADE MUNI TR III
QUALITY SYSTEMS INC
QUIPP INC
RAINMAKER SYSTEMS
REPEATER TECHNOLOGIES INC
ROYCE GLOBAL TRUST INC
RWD TECHNOLOGIES INC
SAUCONY INC-CLB
SCC COMMUNICATIONS CORP
SCIENTIFIC LEARNING CORP
SCOPE INDUSTRIES INC
SCUDDER GLOBAL HIGH INCM FD
SECURITY CAPITAL/DE-CLA
SHILOH INDUSTRIES INC
SHOP AT HOME INC
SIERRACITIES.COM INC
SOFTNET SYSTEMS INC
SOUTHERN MINERAL CORP
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USLIFE INCOME FUND
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ZEMEX CDA CORP

                                     PROXY
                            TYLER TECHNOLOGIES, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY


     The undersigned hereby (1) acknowledges receipt of the Notice dated May 7, 2001 of the annual meeting of stockholders of Tyler Technologies, Inc. (the "Company") to be held at the Park Cities Hilton, 5954 Luther Lane, Dallas, Texas, on Tuesday, June 5, 2001, at 10.00 a.m., Dallas time, and the proxy statement in connection therewith, and (2) appoints Louis A. Waters and John M. Yeaman, and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as indicated on the reverse side hereof. If only one of the above proxies shall be present in person or by substitute at such meeting or at any adjournment thereof, that proxy so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.


-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
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
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
[TYLER LETTERHEAD]                                                                  VOTE BY INTERNET-www.proxyvote.com
                                                                                    Use the internet to transmit your voting
                                                                                    instructions and for electronic delivery of
                                                                                    information up until 11:59 P.M. Eastern Time
                                                                                    the day before the cut-off date or meeting
                                                                                    date. Have your proxy card in hand when you
                                                                                    access the web site. You will be prompted to
                                                                                    enter your 12-digit Control Number, which is
                                                                                    located below, to obtain your records and to
                                                                                    create an electronic voting instruction form.


                                                                                    VOTE BY MAIL
                                                                                    Mark, sign, and date your proxy card and
                                                                                    return it in the postage-paid envelope we
                                                                                    have provided or return it to Tyler
                                                                                    Technologies, Inc., c/o ADP, 51 Mercedes
                                                                                    Way, Edgewood, NY 11717.

                                                                                              YOUR VOTE IS IMPORTANT!

                                                                                    Do not return your Proxy Card if you are
                                                                                    voting by Telephone or Internet.

                                                                                    Please sign this proxy and return it promptly
                                                                                    whether or not you expect to attend the
                                                                                    meeting. You may nevertheless vote in person
                                                                                    if you do attend.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                    TYLER1             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.             DETACH AND RETURN THIS PORTION ONLY

TYLER TECHNOLOGIES, INC.

   THIS PROXY WILL BE VOTED AS SPECIFIED BELOW,
   IF NO SPECIFICATION IS MADE, THIS PROXY
   WILL BE VOTED FOR THE MATTERS SPECIFICALLY
   REFERRED TO BELOW.                                 For    Withhold      For All          To withhold authority to vote, mark "For
                                                      All      All         Except           All Except" and write the nominees's
   1. Election of Directors                           [ ]      [ ]          [ ]             number on the line below.
      NOMINEES: 01) Ben T. Morris, 02) Ulrich
      Otto, 03) G. Stuart Reeves,
      04) Glenn A. Smith, 05) Louis A. Waters,                                              ----------------------------------------
      06) John D. Woolf, 07) John M. Yeaman

   2. In their discretion, the proxies are
      authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE     [ ]



----------------------------------------------------                            ------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date                                   Signature [Joint Owners]              Date
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